File Nos. 33-72212 and 811-8168

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the

                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec.240.14a-12

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice                                     Aquilasm
Please Read Immediately                        Group of Funds





                  AQUILA ROCKY MOUNTAIN EQUITY FUND
      380 Madison Avenue, Suite 2300, New York, NY 10017

                    Notice of Special Meeting of
                      Shareholders to Be Held
                       on December 1, 2004

To Shareholders of the Fund:

The purpose of this Notice is to advise you that a Special Meeting of the Shareholders of Aquila Rocky Mountain Equity Fund (the "Fund"), will be held:

Place:      (a)  at the offices of the Fund:
                 380 Madison Avenue
                 New York, New York;

Time:       (b)  on December 1, 2004
                 at 10:00 a.m. Eastern Standard Time;

Purposes:   (c)  for the following purposes:
                 (i) to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Proposal No. 1);

                 (ii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:     (d)  To vote at the Meeting, you must have been
                 a shareholder on the Fund's records at the close of business on October 5, 2004 (the
                 "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting
                 (or any adjourned meeting or meetings).

                           By order of the Board of Trustees,



                            EDWARD M. W. HINES
                            Secretary





October 27, 2004

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                      Aquila Rocky Mountain Equity Fund
       380 Madison Avenue, Suite 2300, New York, NY 10017

                          Proxy Statement

                           Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of a Special Meeting of the Shareholders of Aquila Rocky Mountain Equity Fund (the "Fund"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund's founder, Aquila Management Corporation. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

     A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about October 27, 2004.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

         (2) Telephone Voting

     To vote your shares by telephone, call the toll free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

     To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

                     General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Special Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $25.55; Class C Shares, $24.11; and Class Y Shares, $26.01. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 464,760; Class C Shares, 86,082; and Class Y Shares, 57,591.

     On the record date, the following institutional holders held 5% or more of the Fund's outstanding shares. On the basis of information received from the institutional holders the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address of the holder of         Number of shares     Percent of class
             record


MLPF&S for the sole benefit of
its customers                          131,493 Class A Shares          28.29%
4800 Deer Lake Drive East               45,013 Class C Shares          52.29%
Jacksonville, FL                         4,224 Class Y Shares           7.33%

KPM Investment Management Inc.
10250 Regency Circle                    46,324 Class Y Shares          80.44%
Omaha, NE

     The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.


                       Election of Trustees
                        (Proposal No. 1)

     At the Meeting, seven Trustees are to be elected. Each Trustee elected will serve until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

     The following material includes information about each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders, except for Messrs. Cornia, Gammage and Ryan. All nominees have consented to serve if elected.



Trustees(1)
and Officers
                                                                        Number of
                         Positions Held                                 Portfolios in   Other Directorships
                         with                                           Fund Complex    Held by Trustee
                         Fund                                           Overseen by     (The position held is
Name, Address(2) and     and Length of     Principal Occupation(s)      Trustee(4)      a directorship unless
Date of Birth            Service(3)        During Past 5 Years                          indicated otherwise.)

Interested Trustees(5)

Lacy B. Herrmann         Founder and      Founder, Chief Executive Officer    7      Director or trustee, Pimco
New York, NY             Chairman of      and Chairman of the Board, Aquila          Advisors VIT, Oppenheimer Quest
(05/12/29)               the Board of     Management Corporation, the                Value Funds Group, Oppenheimer
                         Trustees since   sponsoring organization and                Small Cap Value Fund,
                         1993             parent of the Manager or                   Oppenheimer Midcap Fund, and
                                          Administrator and/or Adviser or            Oppenheimer Rochester Group of
                                          Sub-Adviser to each fund of the            Funds.
                                          Aquilasm Group of Funds,(6)
                                          Chairman and Chief Executive
                                          Officer of the Manager or
                                          Administrator and/or Adviser or
                                          Sub-Adviser to each since 2004,
                                          and Founder, Chairman of the
                                          Board of Trustees, Trustee and
                                          (currently or until 1998)
                                          President of each since its
                                          establishment, beginning in 1984,
                                          except Chairman of the Board of
                                          Trustees of Hawaiian Tax-Free
                                          Trust, Pacific Capital Cash
                                          Assets Trust, Pacific Capital
                                          Tax-Free Cash Assets Trust and
                                          Pacific Capital U.S. Government
                                          Securities Cash Assets Trust
                                          through 2003, Trustee until 2004
                                          and Chairman of the Board,
                                          Emeritus since 2004; Director of
                                          the Distributor since 1981 and
                                          formerly Vice President or
                                          Secretary, 1981-1998; Trustee
                                          Emeritus, Brown University and
                                          the Hopkins School; active in
                                          university, school and charitable
                                          organizations.

Diana P. Herrmann        Trustee since    Vice Chair of Aquila Management    10                    None
New York, NY             1997,            Corporation, Founder of the
(02/25/58)               President        Aquilasm Group of Funds and
                         since 2002,      parent of Aquila Investment
                         and Vice Chair   Management LLC, Manager since
                         of the Board     2004, President and Chief
                         since 2003       Operating Officer since 1997, a
                                          Director since 1984, Secretary
                                          since 1986 and previously its
                                          Executive Vice President, Senior
                                          Vice President or Vice
                                          President, 1986-1997; Chief
                                          Executive Officer and Vice Chair
                                          since 2004 and President, Chief
                                          Operating Officer and Manager of
                                          the Manager since 2003; Vice
                                          Chair, President, Executive Vice
                                          President or Senior Vice
                                          President of funds in the
                                          Aquilasm Group of Funds since
                                          1986; Director of the
                                          Distributor since 1997; trustee,
                                          Reserve Money-Market Funds,
                                          1999-2000 and Reserve Private
                                          Equity Series, 1998-2000;
                                          Governor, Investment Company
                                          Institute and head of its Small
                                          Funds Committee since 2004;
                                          active in charitable and
                                          volunteer organizations


Non-interested Trustees
Tucker Hart Adams       Trustee since     President, The Adams Group,        2       Director, Touch America,
Colorado Springs,       1993              Inc., an economic consulting               Colorado Health Facilities
CO                                        firm, since 1989; formerly Chief           Authority and Mortgage Analysis
(01/11/38)                                Economist, United Banks of                 Computer Corp.
                                          Colorado; currently or formerly
                                          active with numerous
                                          professional and community
                                          organizations.

Arthur K. Carlson        Trustee          Retired; formerly Senior Vice      2       Advisory director of the
Paradise Valley, AZ      since 1993       President and Manager, Trust               Renaissance Companies
(01/08/22)                                Division of the Valley National
                                          Bank of Arizona; past President,
                                          New York Society of Security
                                          Analysts; member, Phoenix
                                          Society of Security Analysts;
                                          former director, Financial
                                          Analysts Federation; director,
                                          Northern Arizona University
                                          Foundation; currently or
                                          formerly active with various
                                          other professional and community
                                          organizations.

Gary C. Cornia           Trustee          Director, Romney Institute of      3                   None
Orem, UT                 2002-2004        Public Management, Marriott
(06/24/48)                                School of Management, Brigham
                                          Young University, 2004 -
                                          present; Professor, Marriott
                                          School of Management, 1980 -
                                          present; Past President, the
                                          National Tax Association; Chair
                                          of the Executive Committee, the
                                          International Center for Land
                                          Policy Studies and Training
                                          Institute, Taipei, Taiwan;
                                          formerly Senior Visiting Fellow,
                                          Lincoln Institute of Land
                                          Policy, 2002-2003; Associate
                                          Dean, Marriott School of
                                          Management, Brigham Young
                                          University, 1991-2000; Chair,
                                          Utah Governor's Tax Review
                                          Committee, 1993-2002; member,
                                          Governor's Tax Review Committee
                                          since 2003; Faculty Associate,
                                          the Land Reform Training
                                          Institute, Taipei, Taiwan and
                                          The Lincoln Institute of Land
                                          Policy, Cambridge, Massachusetts.


Grady Gammage, Jr.       None             Founding partner, Gammage &        1                   None
Phoenix, AZ (10/01/51)                    Burnham, PLC, a law firm,
                                          Phoenix, Arizona, since 1983;
                                          director, Central Arizona Water
                                          Conservation District, since
                                          1995; director and Secretary,
                                          Arizona State University
                                          Foundation since 1998.

Cornelius T. Ryan        Trustee since    Founder and General Partner,       2       Director of Neuberger &
Westport, CT and         1996             Oxford Ventures Partners, a                Berman Equity Funds.
Sun Valley, ID                            group of investment venture
(11/14/31)                                capital partnerships, since 1981
                                          and Founder and General Partner,
                                          Oxford Bioscience Partners, a
                                          group of venture capital
                                          partnerships focused on life
                                          sciences, genomics, healthcare
                                          information technology and
                                          medical devices, since 1991.

Officers
Charles E.               Executive Vice   Executive Vice President of all    N/A                 N/A
Childs, III              President        funds in the Aquilasm Group of
New York, NY             since 2003       Funds and the Manager since
(04/01/57)                                2003; Senior Vice President,
                                          corporate development, formerly
                                          Vice President, Assistant Vice
                                          President and Associate of the
                                          Manager's parent since 1987;
                                          Senior Vice President, Vice
                                          President or Assistant Vice
                                          President of the Aquila
                                          Money-Market Funds, 1988-2003.

Barbara S. Walchli      Senior Vice       Senior Vice President and          N/A                  N/A
Phoenix, AZ             President since   Portfolio Manager of Aquila
(09/24/52)              1999              Rocky Mountain Equity Fund since
                                          1999; Fund Co-manager, One Group
                                          Large Company Growth Fund and
                                          One Group Income Equity Fund,
                                          Banc One Investment Advisors,
                                          1996-1997; Director of Research,
                                          Senior Vice President, First
                                          Interstate Capital Management,
                                          1995-1996; Investment Committee,
                                          Arizona Community Foundation
                                          since 1986; member, Institute of
                                          Chartered Financial Analysts,
                                          Association for Investment
                                          Management and Research and the
                                          Phoenix Society of Financial
                                          Analysts; formerly Senior
                                          Analyst, Banc One Investment
                                          Advisors and Director of
                                          Research, Valley National Bank.

Marie E. Aro             Senior Vice      Senior Vice President, Aquila      N/A                  N/A
Denver, CO               President        Rocky Mountain Equity Fund, and
(02/10/55)               since 2004       Vice President, Tax-Free Trust
                                          of Arizona, since 2004; Vice
                                          President, INVESCO Funds Group,
                                          1998-2003; Vice President,
                                          Aquila Distributors, Inc.,
                                          1993-1997.

James M. McCullough      Senior Vice      Senior Vice President or Vice      N/A                  N/A
Portland, OR (06/11/45)  President        President of Aquila Rocky
                         since 1999       Mountain Equity Fund and four
                                          Aquila Bond Funds; Senior Vice
                                          President of the Distributor
                                          since 2000; Director of Fixed
                                          Income Institutional Sales, CIBC
                                          Oppenheimer & Co. Inc., Seattle,
                                          WA, 1995-1999.

Jerry G. McGrew          Senior Vice      President of the Distributor       N/A                  N/A
New York, NY (06/18/44)  President        since 1998, Registered Principal
                         since 1996       since 1993, Senior Vice
                                          President, 1997-1998 and Vice
                                          President, 1993-1997; Senior
                                          Vice President, Aquila Rocky
                                          Mountain Equity Fund and five
                                          Aquila Bond Funds since 1995;
                                          Vice President, Churchill Cash
                                          Reserves Trust, 1995-2001.

Kimball L. Young        Senior Vice       Co-portfolio manager, Tax-Free     N/A                  N/A
Salt Lake City, UT      President since   Fund For Utah since 2001;
(08/07/46)              1999              Co-founder, Lewis Young
                                          Robertson & Burningham, Inc., a
                                          NASD licensed broker/dealer
                                          providing public finance
                                          services to Utah local
                                          governments, 1995-2001; Senior
                                          Vice President of two Aquila
                                          Bond Funds and Aquila Rocky
                                          Mountain Equity Fund; formerly
                                          Senior Vice President-Public
                                          Finance, Kemper Securities Inc.,
                                          Salt Lake City, Utah.

Christine L. Neimeth     Vice President   Vice President of Aquila Rocky     N/A                  N/A
Portland, OR             since 1999       Mountain Equity Fund and
(02/10/64)                                Tax-Free Trust of Oregon;
                                          Management Information Systems
                                          consultant, Hillcrest Ski and
                                          Sport, 1997; Institutional
                                          Municipal Bond Salesperson,
                                          Pacific Crest Securities, 1996;
                                          active in college alumni and
                                          volunteer organizations.

Emily T. Rae             Vice President   Vice President of Aquila           N/A                  N/A
Aurora, CO               since 2002       Rocky Mountain Equity Fund
(03/02/74)                                and Tax-Free Fund of
                                          Colorado since 2002;
                                          investment analyst,
                                          Colorado State Bank and
                                          Trust, 2001-02; financial
                                          analyst, J.P. Morgan,
                                          2000-01, senior registered
                                          associate, Kirkpatrick
                                          Pettis, 1998-2000;
                                          registered associate,
                                          FBS Investments (now U.S.
                                          Bancorp Piper Jaffray),
                                          1997-98.

Alan R. Stockman        Vice President    Senior Vice President, Tax-Free    N/A                  N/A
Scottsdale, AZ          since 1999        Trust of Arizona since 2001,
(07/31/54)                                Vice President, 1999-2001; Vice
                                          President, Aquila Rocky Mountain
                                          Equity Fund since 1999; Bank
                                          One, Commercial Client Services
                                          representative, 1997-1999;
                                          Trader and Financial Consultant,
                                          National Bank of Arizona (Zions
                                          Investment Securities Inc.),
                                          Phoenix, Arizona 1996-1997.

Robert W. Anderson       Chief            Chief Compliance Officer since     N/A                  N/A
New York, NY (08/23/40)  Compliance       2004, Compliance Officer of the
                         Officer since    Manager or its predecessor and
                         2004 and         current parent since 1998 and
                         Assistant        Assistant Secretary of the
                         Secretary        Aquilasm Group of Funds since
                         since 2000       2000; Consultant, The Wadsworth
                                          Group, 1995-1998.

Joseph P. DiMaggio       Chief            Chief Financial Officer of the     N/A                  N/A
New York, NY             Financial        Aquilasm Group of Funds since
(11/06/56)               Officer since    2003 and Treasurer since 2000;
                         2003 and         Controller, Van Eck Global
                         Treasurer        Funds, 1993-2000.
                         since 2000

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Barrett &   N/A                  N/A
New York, NY             since 1993       Hines LLP, legal counsel to the
(12/16/39)                                Fund, since 1989; Secretary of
                                          the Aquilasm Group of Funds.

John M. Herndon          Assistant        Assistant Secretary of the         N/A                  N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since 1995       1995 and Vice President of the
                                          three Aquila Money-Market Funds
                                          since 1990; Vice President of
                                          the Manager or its predecessor
                                          and current parent since 1990.

Lori A. Vindigni        Assistant         Assistant Treasurer of the         N/A                  N/A
New York, NY            Treasurer since   Aquilasm Group of Funds since
(11/02/66)              2000              2000; Assistant Vice President
                                          of the Manager or its
                                          predecessor and current parent
                                          since 1998; Fund Accountant for
                                          the Aquilasm Group of Funds,
                                          1995-1998.



(1)The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Aquila Rocky Mountain Equity Fund, 380 Madison Avenue, New York, NY 10017.

(3) Because the Fund does not hold annual meetings, each Trustee holds office for an indeterminate term. The term of office of each officer is one year.

(4) Does not include funds that are currently inactive.

(5) Mr. Herrmann and Ms. Herrmann are interested persons of the Fund, as that term is defined in the 1940 Act, as officers of the Fund and their affiliations with both the Manager and the Distributor. Each is also an interested person as a member of the immediate family of the other.

(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds are called the "Aquilasm Group of Funds."


                       Securities Holdings of the Trustees
                                 (as of 6/30/04)



                                  Dollar Range of              Aggregate Dollar Range of Ownership
                       Ownership in Aquilasm Rocky Mountain          in Aquilasm Investment
 Name of Trustee                 Equity Fund(1)                 Companies Overseen by Trustee(1)

Interested Trustees

Lacy B. Herrmann                                D                             E

Diana P. Herrmann                               B                             E

Non-interested Trustees

Tucker Hart Adams                               B                             B

Arthur K. Carlson                               C                             C

Gary C. Cornia                                  D                             D

Grady Gammage, Jr.                              B(2)                          B

Cornelius T. Ryan                               C                             C


(1)    A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

(2)      As of October 15, 2004

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager. For its fiscal year ended December 31, 2003 the Fund paid a total of $19,923 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 11 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquilasm Group of Funds during the Fund's fiscal year. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.



                                             Compensation from all     Number of Boards
                     Compensation from the   Funds in the Aquilasm   on which the Trustee
      Name                    Fund              Group of Funds              Serves

Tucker H. Adams,             $3,000                $11,950                     2

Arthur K. Carlson,           $3,000                 $13,000                    2

Gary C. Cornia,              $3,000                 $25,750                    3

Grady Gammage, Jr.              0                   $9,500                     1

Cornelius T. Ryan,           $3,500                 $14,250                    2


     Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers.

     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds. As of September 30, 2004 these funds had aggregate assets of approximately $4.0 billion, of which approximately $2.4 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended December 31, 2003, the Fund incurred Management fees of $136,670, all of which was waived.

     During the fiscal year ended December 31, 2003, $17,210 was paid under Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $2,054 was retained by the Distributor. With respect to Class C Shares, during the same period $8,537 was paid under Part II of the Plan and $2,846 was paid under the Shareholder Services Plan. Of these total payments of $11,383, the Distributor retained $2,622. All of such payments were for compensation.

     The Distributor currently handles the distribution of the shares of the funds in the Aquilasm Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Investment Management LLC.


Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The members of the Audit Committee are Tucker Hart Adams, Arthur K. Carlson and Cornelius T. Ryan. The Committee (i) selects the Fund's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held one meeting during the Fund's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee, a copy of which is attached as an appendix to this Proxy Statement.

     During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee). The Board of Trustees does not have a nominating committee.

     The Fund does not hold annual meetings.

     The Fund has not yet formed a nominating committee nor adopted a nominating committee charter. The Fund has a Trustee Retirement and Replacement Policy which covers many of the issues facing any nominating committee, including matters to be considered in connection with candidates for election to the Board of Trustees. In accordance with regulatory requirements, the selection and nomination of all independent Trustees has been committed to the independent Trustees, and suggestions for new Trustees are provided from management and other interested Trustees only upon request of the independent Trustees. The Board expects to establish nominating committee policies and procedures before the end of the year.

     Shareholders may send communications to the Board of Trustees or to any individual Trustee by mail addressed to the Board or such Trustee c/o Aquila Investment Management LLC, 380 Madison Avenue, New York, NY 10017. All such communications are sent directly to the members of the Board of Trustees.

     Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the shares of any class of the Manager.

Vote Required

     To be elected, each nominee must receive the affirmative votes of a majority of the shares present.

Other Business

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                             AUDIT COMMITTEE CHARTER
                                September 5, 2003

1.   The Audit Committee shall be composed entirely of independent Trustees.

2.   The purposes of the Audit Committee are:

     (a)  to oversee the Fund's accounting and financial reporting policies.

     (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Fund's independent auditors and the full Board of Trustees.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit and such other functions as deemed appropriate by the Audit Committee.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to select, retain or terminate the auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

     (b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review and approve the audit plan, detailing the arrangements for and scope of the annual audit, any special audits and any other services deemed appropriate; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

     (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

     (d) to review and approve the fees charged by the auditors for audit and non-audit services;

     (e) to investigate improprieties or suspected improprieties in Fund operations;

     (f) to establish a complaint mechanism about accounting, internal accounting controls or auditing matters, including a procedure to receive confidential, anonymous submissions regarding questionable accounting and audit matters;

     (g) to establish procedures if it believes appropriate for delegation of pre-approvals of services by auditors to a member or members of the Committee; and

     (h) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a periodic basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall periodically meet with the Chief Financial Officer and/or the Treasurer of the Fund and with internal auditors, if any, for the management company.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review this Charter regularly and recommend any changes to the full Board of Trustees.

                                Important Notice
                             Please Read Immediately


                        Aquila Rocky Mountain Equity Fund

                    Notice of Special Meeting of Shareholders
                         to be held on December 1, 2004

                                 PROXY STATEMENT

THE AQUILASM GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

         TELEPHONE
         1-888-221-0697

     To vote your shares by telephone, call toll free 1-888-221-0697. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         INTERNET VOTING
         www.proxyweb.com/aquila

     To vote your shares by the Internet, contact the Fund at www.proxyweb.com/aquila. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         MAIL

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

Please fold and detach card at perforation before mailing.

                             Aquilasm Group of Funds
                        Aquila Rocky Mountain Equity Fund

         Proxy for Special Meeting of the Shareholders December 1, 2004
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Aquila Rocky Mountain Equity Fund (the "Fund") whose signature(s)appears below does/do hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on Wednesday, December 1, 2004 at the offices of the Fund, 380 Madison Avenue, New York, New York, at 10:00 a.m. Eastern Standard Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.



Address changes/comments: _______________________________
_________________________________________________________
_________________________________________________________

(If you noted any address changes/comments above, please mark corresponding box on other side.)

Dated: __________________, 2004


_________________________________
 Signature(s) SIGN IN THE BOX


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

Aquila Rocky Mountain Equity Fund

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
  [X]  PLEASE DO NOT USE FINE POINT PENS

1.  Election of Trustees

01) Lacy B. Herrmann* 02) Tucker Hart Adams 03) Arthur K. Carlson (04) Gary C. Cornia 05) Grady Gammage, Jr. 06) Diana P. Herrmann* 07) Cornelius T. Ryan

*interested Trustees
                __
               [__]       FOR ALL
                __
               [__]       WITHHOLD ALL
                __
               [__]       FOR ALL EXCEPT

__________________



INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line above.

 [bolded in printed form]

Management recommends a vote FOR all nominees listed above. The shares represented hereby will be voted as indicated at right or FOR ALL if no choice is indicated.


As to any other matter said proxies shall vote in accordance with their best judgment.

For address changes and/or comments, please check the box and write them on the front where indicated. _
                      [_]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.